Exhibit 10.15

WESTERN MAGNESIUM CORPORATION
(the “Issuer”)

FORM OF

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(CONVERTIBLE NOTES)

INSTRUCTIONS TO PURCHASER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.	If you are resident in Canada, you must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 14. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws.

3.	If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign Exhibit B “United States Accredited Investor Questionnaire” that starts on page 27.

4.	Unless you are subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions), or you are subscribing directly from the Issuer without involvement of a finder, you must complete and sign Exhibit C “Risk Acknowledgement Form” that starts on page 32.

5.	If you are not an individual (that is, the subscriber is a corporation, partnership, trust or entity) or you are a portfolio manager, then complete and sign Exhibit D “Corporate Placee Registration Form” (Form 4C) that starts on page 33. If you have previously submitted this form to the TSX Venture Exchange, and there have been no changes to its content, then please check the box to that effect on page 2.

6.	If you are paying for your subscription with funds drawn from a Canadian bank, you may pay by certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer.

WESTERN MAGNESIUM CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Western Magnesium Corporation (the “Issuer”) convertible notes of the Issuer (the “Notes”) in the principal amount set forth below. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Convertible Notes”.

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the day of , 201__ (the “Closing Date”).

WESTERN MAGNESIUM CORPORATION

Per:
Authorized Signatory

Address: Suite 900 – 580 Hornby Street

Vancouver, BC V6C 3B6

Email: sataya@westmagcorp.com

Attention: Sam Ataya

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
CONVERTIBLE NOTES

1. Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, in the certificate representing the Notes (the form of which has been provided by the Issuer to the Subscriber) (the “Note”), the Subscriber hereby irrevocably subscribes for and agrees to purchase Notes of the Issuer in the principal amount as shown on page 2 of this Agreement (the “Principal Amount”) (such subscription and agreement to purchase the Notes being, the “Subscription”), and the Issuer agrees to sell the Notes to the Subscriber, effective upon the Closing Date.

1.2 The Principal Amount owing under the Notes, and any accrued but unpaid interest thereon, will mature on the date that is one (1) year following the Closing Date (the “Maturity Date”).

1.3 The Principal Amount will accrue interest from the Closing Date at the rate of 20% per annum (the “Interest”), which Interest will be payable on the earlier of: (a) the Maturity Date and (b) the date of any conversion of the Principal Amount as provided for in this Agreement and in the Note. At the time of any payment of Interest, such payment of Interest will be payable in cash.

1.4 The Principal Amount will be convertible into common shares of the Issuer (each, a “Share”), at the option of the Subscriber, at a conversion price of the greater of (i) $0.05 per Share, and (ii) the Market Price (as defined in the policies of the TSX Venture Exchange (the “Exchange”) on the date of a conversion notice, subject to adjustment as provided for in the Note for consolidation or subdivision of the Shares. The Subscriber may elect to convert the Principal Amount into Shares until the earlier of: (a) the Maturity Date and (b) the repayment of the Principal Amount, and any accrued Interest thereon, in full.

1.5 The Issuer may at any time repay the Principal Amount and any accrued and unpaid interest thereon on five (5) days written notice to the Subscriber; provided that for the three (3) days after receipt of such notice of repayment, the Subscriber may by written notice to the Issuer elect to convert the whole or any portion of the Note into Shares pursuant to the terms of the Note.

1.6 The Notes, and the Shares are collectively referred to herein as the “Securities”.

1.7 The Subscriber acknowledges that the Notes have been offered to the Subscriber as part of an offering by the Issuer of additional Notes to other subscribers (the “Offering”).

1.8 All dollar amounts referred to in this Agreement are in lawful money of Canada, unless otherwise indicated.

2. Payment

2.1 The Principal Amount must accompany this Subscription and will be paid: (a) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber; or (b) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber. If the Subscription Amount is wired or sent to Clark Wilson LLP, the Issuer’s Counsel (the “Issuer’s Counsel”), the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2 The Subscriber acknowledges and agrees that this Agreement, the Principal Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Principal Amount (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	if the Subscriber is a resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 14;

(c)	if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 27;

(d)	unless the Subscriber is subscribing through a person registered as a broker or an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions) or unless the Subscriber is acquiring the Securities directly from the Issuer without involvement of a finder, the “Risk Acknowledgement Form” attached as Exhibit C that is on page 32;

(e)	if the Subscriber is not an individual or a portfolio manager and does not have a current Corporate Placee Registration Form on file with the TSX Venture Exchange (the “Exchange”), the Corporate Placee Registration Form attached as Exhibit D that is on page 33, unless the Subscriber has previously submitted this form to the Exchange, there have been no changes to its content, and the Subscriber has checked the box to that effect on page 2 of this Agreement; and

(f)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4. Conditions and Closing

4.1 The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2 The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering;

(b)	the issue and sale of the Notes being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Notes, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and

(c)	the Issuer having obtained approval of the Exchange for the Offering.

4.3 The Subscriber acknowledges that the certificates representing the Notes will be available for delivery within two (2) business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5. Acknowledgements and Agreements of the Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)	none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)	the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)	the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions (collectively, the “Public Record”);

(e)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)	a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)	there are restrictions on the Subscriber’s ability to resell any of the Securities and any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(n)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(o)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(p)	the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES WILL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.]

and, if applicable:

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [four months and one day from the Closing Date.];

(q)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by the Securities Act (British Columbia) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)	there is no government or other insurance covering any of the Securities; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6. Representations and Warranties of the Subscriber

6.1 The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	if the Subscriber is resident outside of Canada:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities,

(ii)	the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)	the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire amount of the Subscription;

(i)	the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)	the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities.

6.2 In this Agreement, the term “U.S. Person” has the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7. Representations and Warranties will be Relied Upon by the Issuer

7.1 The Subscriber acknowledges and agrees that its representations and warranties contained herein are made by it with the intention that such representations and warranties will be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Notes, it will be representing and warranting that its representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Securities.

8. Acknowledgement and Waiver

8.1 The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9. Legending and Registration of Subject Securities

9.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Notes to the effect that the securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

9.2 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10. Collection of Personal Information

10.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit E to this Agreement, and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Notes as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 10.1 by all applicable regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable regulators and (ii) the filing of this Agreement on SEDAR.

Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Notes purchased by the Subscriber, the total Subscription Amount paid for the Notes, the prospectus exemption relied on by the Issuer and the date of distribution of the Notes;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)	the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086.

11. Costs

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Notes will be borne by the Subscriber.

12. Governing Law

12.1 This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

13. Survival

13.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

14. Assignment

14.1 This Agreement is not transferable or assignable.

15. Severability

15.1 The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16. Entire Agreement

16.1 Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities, and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17. Notices

17.1 All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

18. Beneficial Subscribers

18.1 Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits hereto or any other documents delivered by the Subscriber to the Issuer in connection herewith, will be treated as if made by the Disclosed Principal, if any.

19. Execution of Subscription Agreement

19.1 The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or other form of electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at the Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions, unaltered, of the pages not delivered prior to or at the Closing.

20. Counterparts and Electronic Means

20.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

21. Exhibits

21.1 The exhibits attached hereto form part of this Agreement.

22. Indemnity

22.1 The Subscriber will indemnify and hold harmless the Issuer and the Issuer’s Counsel and, where applicable, the Issuer’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

Exhibit A

CANADIAN INVESTOR QUESTIONNAIRE

TO:Western Magnesium Corporation (the “Issuer”)

RE:Purchase of Notes (collectively, the “Securities”) of the Issuer

Capitalized terms used in this Canadian Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the purchase of the Securities by the undersigned or Disclosed Principal (in either case, the “Subscriber”), the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)	is purchasing the Securities as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus Exemptions as adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A) is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador
☐ United States: _________________________ (List State of Residence)

or

(B)	☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Securities.

In connection with the purchase of the Securities, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I.	SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

(a)	the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

(b)	______the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)) (see certain guidance with respect to accredited investors that starts on page 21 below):

	☐	(i)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

	☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),

	☐	(iii)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

	☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(vi)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST ALSO COMPLETE AND SIGN APPENDIX “A” TO THIS CERTIFICATE),

	☐	(viii)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor,

☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(x)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(xi)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function, or

☐	(xii)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

II.	SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION

(a)	the Subscriber is (YOU MUST PLACE A CHECK-MARK IN THE APPROPRIATE BOX(ES)):

	☐	(i)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

	☐	(ii)	a spouse, parent, grandparent, brother, sister, child or grandchild of ________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

	☐	(iii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

	☐	(iv)

__________a close personal friend (see guidance on making this determination that starts on page 22 below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for _____________ (print number) years based on the following factors: __________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

_______________________________________________________________________(explain the nature of the close personal friendship),

	☐	(v)

a close business associate (see guidance on making this determination that starts on page 23 below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for _____________ (print number) years based on the followingfactors:
___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

________________________________________________________________(explain the nature of the close business association),

	☐	(vi)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate (see guidance on making these determinations that starts on page 23 below) of ________________________________ (print name of person), who is a founder of the Issuer, and, if a close personal friend or close business associate of such person, has been for _____________ (print number) years based on the following factors:

 ___________________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

__________________________________________________(explain the nature of the close personal friendship or business association),

	☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ______________________________ (print name of person), who is a founder of the Issuer,

	☐	(viii)	a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or

	☐	(ix)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above;

(b)	if the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request), and

(c)	if the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, and the Subscriber is relying on the indicated criterion as set out in subsections II(iv), II(v) or II(viii) or II(ix), if the distribution is based in whole or in part on a close personal friendship or a close business association, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request); or

III.	SUBSCRIBERS PURCHASING UNDER THE MINIMUM AMOUNT INVESTMENT

(a)	the Subscriber is not an “individual” as that term is defined in applicable Canadian securities laws,

(b)	the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other person,

(c)	the Securities have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and

(d)	the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Units.

Definitions

For the purposes of this Questionnaire and Appendix “A” attached to this Questionnaire:

(a)	an issuer is “affiliated” with another issuer if:

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person;

(b)	“control person” means:

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means:

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is:

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means:

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(i)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(l)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

(m)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders,

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes:

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“related liabilities” means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets; and

(p)	“spouse” means, an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

●	physical or constructive possession of evidence of ownership of the financial asset;

●	entitlement to receipt of any income generated by the financial asset;

●	risk of loss of the value of the financial asset; and

●	the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, “net assets” means all of a subscriber’s total assets minus all of the subscriber’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber’s personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber’s personal residence.

To calculate a subscriber’s net assets under the net asset test, subtract the subscriber’s total liabilities from the subscriber’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Company.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)	a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b)	a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Net Assets

For the purposes of Section (a) above, “net assets” means all of the subscriber’s total assets minus all of the subscriber’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

Guidance on Close Personal Friend and Close Business Associate Determination

A “close personal friend” of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)	the number of “close personal friends” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)	a relative,

(b)	a member of the same club, organization, association or religious group,

(c)	a co-worker, colleague or associate at the same workplace,

(d)	a client, customer, former client or former customer,

(e)	a mere acquaintance, or

(f)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close personal friend.

A “close business associate” is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)	the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)	the number of “close business associates” of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)	a member of the same club, organization, association or religious group,

(b)	a co-worker, colleague or associate at the same workplace,

(c)	a client, customer, former client or former customer,

(d)	a mere acquaintance, or

(e)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close business associate.

General

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

DATED as of the ______day of _______, 2015.

Print Name of Subscriber (or person signing as agent of the Subscriber)

By:
Signature of Subscriber (or Authorized Signatory)

Print Name and Title of Authorized
Signatory (if Subscriber is not an individual)

APPENDIX “A”
TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1. About your investment
Type of securities: Notes of the Issuer in the principal amount set out on page 2 of the subscription agreement.	Issuer: WESTERN MAGNESIUM CORPORATION (the “Issuer”)
Purchased from: The Issuer.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_______. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

●Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
●Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
●Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
●Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment
For investment in a non-investment fund
WESTERN MAGNESIUM CORPORATION
Suite 240 – 209 Carrall Street
Vancouver, BC V6B 2J2
Telephone: (604) 220-8048 (Attn: Fraser Atkinson)
Email: fraseratkinson@telus.net
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Exhibit B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

TO: WESTERN MAGNESIUM CORPORATION (the “Issuer”)

RE: Purchase of Notes (collectively, the “Securities”) of the Issuer

Capitalized terms used in this United States Accredited Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Subscription Agreement”) between the undersigned, or if the undersigned is purchasing the Securities as agent on behalf of a disclosed beneficial subscriber, such beneficial subscriber, as applicable (in either case, the “Subscriber”) and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is (a) any “U.S. Person” as defined in Regulation S under the 1933 Act, (b) any person purchasing the Securities on behalf of any “U.S. Person”, (c) any person that receives or received an offer of the Securities while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1.	it is not resident in Canada;

2.	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.	the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.	it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.	it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in this investment, and (c) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.	if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________	a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (a) any mortgage amount in excess of the home’s fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Securities,

___________	a natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.	it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made,

(c)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.	it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend (in addition to the legends required by Canadian securities laws and the TSX Venture Exchange) in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF WESTERN MAGNESIUM CORPORATION (THE “ISSUER”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the purchaser upon provision to the Issuer by the Subscriber of a declaration, together with such other evidence of the availability of an exemption, as the Issuer or its transfer agent may reasonably require.

11.	Ait understands and agrees that there may be material tax consequences to the Subscriber of an it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities, in particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” within the meaning of Section 1291 of the United States Internal Revenue Code;

12.	it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.	it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

14.	it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S of the 1933 Act or was in the United States at the time the securities were offered or the Subscription Agreement was executed;

15.	it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

16.	it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated _____________________________, 2015.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Exhibit C

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513
Registration Exemption for Trades

in Connection with Certain Prospectus-Exempt Distributions

Name of Issuer: WESTERN MAGNESIUM CORPORATION

Name of Seller: _______________________________________

I acknowledge that

○ the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

○ the person selling me these securities does not act for me;

○ this is a risky investment and I could lose all my money; and

○ I am investing entirely at my own risk.

Date: ______________________________________

 __________________________________________

Signature of Subscriber

 __________________________________________

Print name of Subscriber

 __________________________________________

Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus Exemptions may require you to sign an additional risk acknowledgement form. If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

Exhibit D

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:_____________________________________________________
	(b)	Complete Address:___________________________________________
	(c)	Jurisdiction of Incorporation or Creation:__________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?__________
	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada:
(Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

	(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

	(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

	(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ____________________ on___________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature
appears above)

Exhibit E

ACKNOWLEDGEMENT – PERSONAL INFORMATION

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

(a)	to conduct background checks;

(b)	to verify the Personal Information that has been provided about each individual;

(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

(f)	to conduct enforcement proceedings; and

(g)	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and
(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

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